SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                         FORM 8-K

                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 19, 2002


                       MASTEC, INC.
    (Exact Name of Registrant as Specified in Charter)


Florida                            001-08106             65-0829355
(State or Other Jurisdiction  (Commission File No.)	(IRS Employer
of Incorporation)                                    Identification No.)


         3155 N.W. 77th Avenue, Miami, Florida  33122-1205
       (Address and Zip Code of Principal Executive Offices)




                     (305) 599-1800
    (Registrant's telephone number, including area code)

                     Not Applicable
(Former name or former address, if changed since last report)

Item 4.	Changes in Registrant's Certifying Accountant.

The Audit Committee of MasTec, Inc. ("MasTec") is responsible for reviewing and engaging the independent auditors for MasTec. The Audit Committee has adopted a policy to review the independent auditor selection periodically. On April 19, 2002, the Audit Committee determined to engage Ernst & Young LLP as MasTec's independent auditors for the 2002 calendar year, replacing PricewaterhouseCoopers LLP ("PwC").

During MasTec's two most recent fiscal years and the subsequent period from January 1, 2002 through April 19, 2002, there were no disagreements between MasTec and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on MasTec's financial statements for such period.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during MasTec's two most recent years ended December 31, 2001 and 2000, or during the subsequent period from January 1, 2002 through April 19, 2002.

The audit reports issued by PwC on the consolidated financial statements of MasTec as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

MasTec provided PwC with a copy of the foregoing statements concerning PwC and a letter from PwC confirming its agreement with these statements is attached as Exhibit 16.1 to this report.

During MasTec's two most recent years ended December 31, 2001 and 2000 and through April 19, 2002, MasTec did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

16.1	Letter dated April 25, 2002 from PricewaterhouseCoopers LLP
regarding the change in certifying accountant.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MASTEC, INC.
                                       (Registrant)


                                       /s/ Donald P. Weinstein
                                       ------------------------------
                                       Donald P. Weinstein
                                       Executive Vice President and
                                       Chief Financial Officer


Date: April 25, 2002




EXHIBIT INDEX


Exhibit
Number	  Description
-------   -----------

16.1 Letter dated April 25, 2002 from PricewaterhouseCoopers LLP regarding the change in certifying accountant.




                                                            Exhibit 16.1
                                                            -------------

                              [PwC Letterhead]



April 25, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Commissioners:

We have read the statements made by MasTec, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 19, 2002. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,


/s/  PricewaterhouseCoopers LLP